FIDELITY SOUTHERN CORPORATION



Quarterly Investor Update

March 16, 2018

Positioning for Organic Growth and Selective Acquisitions

Forward Looking Statements

This presentation has been prepared by Fidelity Southern Corporation ("we," "us" and "our") and contains forward looking statements that reflect our current expectations relating to present or future trends or factors generally affecting the banking industry and specifically affecting our operations, markets and services. Investors are cautioned against placing undue reliance on such statements. These forward-looking statements are based upon assumptions we believe are reasonable and may relate to, among other things, market and economic conditions and the economy's impact on operating results, credit quality, liquidity, capital, the adequacy of the allowance for loan losses, changes in interest rates, and litigation results. These forward-looking statements are subject to risks and uncertainties. Actual results could differ materially from those projected for many reasons, including without limitation, changing events and trends that have influenced our assumptions.

These trends and events include: (1) events adversely affecting our loan portfolio, such as potential difficulties maintaining quality loan growth, the risk of credit losses and an insufficient allowance for loan losses, maintaining and servicing relationships with customers and other counterparties, the ability to rely upon information from customers and other counterparties, and managing changes in our lending operations; (2) events adversely affecting our investment portfolio, resulting in potential impairments or losses that may adversely affect earnings and capital; (3) potential adverse economic conditions at the national, regional, and local levels where we conduct business, and the resulting impact on the quality of our loan portfolio, earnings, and business operations; (4) expectations of and actual timing and amount of interest rate movements, and the slope and shape of the yield curve; (5) extensive regulation, new or enhanced enforcement of laws and regulations, increased compliance costs, potential failure to comply with laws and regulations, and the possibility of claims or litigation from customers or other parties; (6) maintaining adequate liquidity, the failure or which would adversely impact our growth and ability to meet our current or future funding obligations; (7) our ability to maintain sufficient capital and to raise additional capital when needed; (8) events affecting our business operations, such as the effectiveness of our risk management framework and internal controls and procedures, our reliance on financial models and the accuracy of such financial models, our reliance on third party vendors, the risk of security breaches and potential fraud, including cyber-fraud, ability to maintain sufficient investment in technological improvements, and potential adverse weather events in the geographic markets in which we operate; (9) events affecting our ability to compete effectively and achieve our strategies, such as greater competitive pressures among financial institutions in our market areas, the risk of failure to achieve the revenue increases expected to result from our acquisitions, branch additions and in our transaction deposit, trust and lending businesses, and our ability to attract and retain skilled people; (10) events that adversely affect our reputation, and the resulting potential adverse impact on our operations in the event of negative public opinion; and (11) risks arising from owning our common stock, such as the volatility and trading volume of our common stock, our ability to pay dividends, the impact of dilution on our common stock, the lack of FDIC insurance with respect to our common stock, regulatory limitations on stock ownership, and provisions in our bylaws that may make it more difficult for another party to obtain control of us.

We do not undertake any obligation to update any forward-looking statement to reflect circumstances or events that occur after the date on which the forward-looking statement is made.

Legal Disclosure

This presentation contains financial information determined by methods other than in accordance with accounting principles generally accepted in the United States of America ("GAAP"). Management uses these "non-GAAP" measures in its analysis of our performance. Management believes that these non-GAAP financial measures allows better comparability with prior periods, as well as with peers in the industry who provide a similar presentation, and provide a greater understanding of our ongoing operations. These disclosures should not be viewed as a substitute for operating results determined in accordance with GAAP, nor are they necessarily comparable to non-GAAP performance measures that may be presented by other Companies.

This presentation is solely for informational purposes to assist interested parties in making their own evaluation of us. It does not purport to contain all of the information that may be relevant. Interested parties should conduct their own investigation and analysis of us, the data set forth in this presentation, and other information provided by or on behalf of us.

Certain information contained in this presentation may be derived from information provided by industry sources. We believe such information is accurate and that the sources from which it has been obtained are reliable. However, we cannot guarantee the accuracy of, and have not independently verified, such information.

Snapshot of Fidelity Southern Corporation

Franchise Overview		
Headquarters		Atlanta, GA
Established		1974
Branches		67
ATMs		78
Ticker		LION
Price (as of 03/14/2018)	$	23.75
Market Cap	$	641.7 mil
P/E (2017)		15.83x
P/TBV		165%
ROAA		1.10%
ROAE		12.63%
Institutional Ownership		65.86%
Quarterly Dividend (4Q17)		$0.12

Fourth Quarter 2017		
Assets	$	4.6B
Assets Serviced for Others	$	10.2B
Loans	$	3.6B
Loans HFS	$	358M
Deposits	$	3.9B
EPS - GAAP	$	0.46
Non-Interest Inc/Total Rev		41%
NCOs		0.11%
NPAs/Assets[1]		0.78%
Total RBC		12.65%
CET1		8.86%



Columbia
South Carolina
ngham
Montgomery
Georgia
Tallahassee
Jacksonville
Orlando
Tampa
Florida

(1) Excludes acquired loans and net of SBA and GNMA guarantees. See non-GAAP reconciliation tables slides in the appendix for a reconciliation to the comparable GAAP measure.

Strategic Outlook: Positioning LION for the Future

Continue to Distinguish Ourselves by Offering Products and Service with "Hustle"

Take Advantage of the Ongoing Market Disruption by Attracting New Customers and High Talent

Become Less Reliant on "Gain on Sale" Revenue by Investing in Core Bank Businesses

- **Aggressively Hire in Key Markets:** Commercial, Construction, CRE, SBA and Small Business Banking
- **Commercial and Construction:** Focus on organic growth in existing markets with selective investment in new markets
- **Business Banking:** Focus on growing small business clients in existing markets through sales force and more BDO's
- **Wealth Management:** Recent additions of 11 advisors will drive future growth in relationships and additional fee income (to be profitable in 2018)
- **Mortgage:** Continue to take advantage of opportunities in new and existing markets

Continue to enhance core infrastructure - take advantage of additional revenue opportunities

- Investing in technology and operating models to add speed, service, capacity, efficiency and effectiveness
- Building up core businesses with strategic income opportunities
- Enhancing treasury cash management products, services and coverage to new and existing clients

Why Fidelity?

Largest community banking franchise remaining in the Atlanta MSA

Valuable low-cost core deposit base in the Southeast

Attractive Markets and Growing Franchise
- Located in 4 of the top 20 Markets in the U.S.

Top-Tier management team with a broad mix of national and community bank experience and a track record of creating shareholder value

Diversified sources of revenue through multiple lines of business and large geographic coverage

Strong asset generation capabilities

Well positioned for selective, but opportunistic acquisitions

Attractive stock valuation compared to peers

Historical Performance – 2013–2017

Strong Organic Growth

Includes approx. $200M in acquired assets as of Q4 2017

Asset Growth


$5,000
$4,500
$4,000
$3,500
$3,000
$2,500
$2,000
$1,500
$1,000
$500
$0
$2,564
$3,085
$3,849
$4,390
$4,577
5 Year CAGR: 13.3%
2013
2014
2015
2016
2017

Total Loan Growth


$4,000
$3,500
$3,000
$2,500
$2,000
$1,500
$1,000
$500
$0
$1,893
$2,253
$2,897
$3,302
$3,581
5 Year CAGR: 15.0%
2013
2014
2015
2016
2017

Total Deposit Growth


$4,500
$4,000
$3,500
$3,000
$2,500
$2,000
$1,500
$1,000
$500
$0
$2,203
$2,485
$3,180
$3,631
$3,867
5 Year CAGR: 13.3%
2013
2014
2015
2016
2017

Total Equity Growth


$450
$400
$350
$300
$250
$200
$150
$100
$50
$0
$236
$265
$301
$363
$402
5 Year CAGR: 15.9%
2013
2014
2015
2016
2017

* CAGR calculated based on 2012 – 2017

Building Shareholder Value

31.5% TBV growth since 2013



LION Tangible Book Value per Share and Earnings per Share
Annual TBV Growth %
11.5%
3.6%
4.7%
8.7%
TBV per Share ($)
EPS($)
$15.00
$12.00
$9.00
$6.00
$3.00
$0.00
$2.00
$1.50
$1.00
$0.50
$0.00
$10.96
$12.22
$12.66
$13.26
$14.41
$1.21
$1.28
$1.64
$1.50
$1.49
2013
2014
2015
2016
2017
TBV per Share
EPS

11.9 million common shares issued since 2012

Profitability

Positioning LION for Long-Term Sustainable Growth


Return on Average Assets
1.30%
1.20%
1.10%
1.00%
0.90%
0.80%
0.70%
0.60%
0.50%
1.09%
1.11%
1.16%
0.92%
0.89%
2013
2014
2015
2016
2017


Return on Average Equity
16.00%
14.00%
12.00%
10.00%
8.00%
6.00%
12.20%
12.07%
13.85%
11.61%
10.51%
2013
2014
2015
2016
2017


Net Interest Margin
3.70%
3.60%
3.50%
3.40%
3.30%
3.20%
3.10%
3.58%
3.62%
3.24%
3.32%
3.26%
2013
2014
2015
2016
2017


Non Interest Income/Revenue
54.00%
52.00%
50.00%
48.00%
46.00%
44.00%
42.00%
49.83%
48.39%
52.30%
48.63%
46.07%
2013
2014
2015
2016
2017

Key Credit Quality Information

Stable and Consistent Trends

30-89 Days Past Due %



0.70%
0.60%
0.50%
0.40%
0.30%
0.20%
0.10%
0.00%
1Q15
2Q15
3Q15
4Q15
1Q16
2Q16
3Q16
4Q16
1Q17
2Q17
3Q17
4Q17
30-89 Days Past Due/Loans % (1)

(1)4Q17 reflects the past due/special programs from customers who were impacted by Hurricane Irma

NPL % 1



Total NPL's
1.25%
1.05%
0.85%
0.65%
0.45%
0.25%
0.05%
0.12%
0.10%
0.08%
0.06%
0.04%
0.02%
0.00%
Indirect NPL's
1Q15
2Q15
3Q15
4Q15
1Q16
2Q16
3Q16
4Q16
1Q17
2Q17
3Q17
4Q17
NPLs/Loans %
Indirect NPLs/Indirect Loans %

Net Charge-Off %



0.50%
0.40%
0.30%
0.20%
0.10%
0.00%
-0.10%
1Q15
2Q15
3Q15
4Q15
1Q16
2Q16
3Q16
4Q16
1Q17
2Q17
3Q17
4Q17
Total NCOs/Avg. Loans % (Annualized)
Indirect Loans NCO % (Annualized)

NPAs/Assets % 2



1.50%
1.40%
1.30%
1.20%
1.10%
1.00%
0.90%
0.80%
0.70%
0.60%
0.50%
1Q15
2Q15
3Q15
4Q15
1Q16
2Q16
3Q16
4Q16
1Q17
2Q17
3Q17
4Q17
NPA's/Assets %

(1) NPLs/Loans ratio excludes acquired loans and is net of SBA and GNMA guarantees
(2) NPAs/Assets ratio excludes acquired loans and is net of SBA and GNMA guarantees

History of Success as an Acquirer

Positioned for Future Growth

2011

Decatur First Bank
FDIC-assisted transaction
$170M in deposits
$182M in assets

2012

Security Exchange Bank
FDIC-assisted transaction
$146M in deposits
$151M in assets

2014

Florida Capital Bank
St. Augustine, FL Branch
$38M in deposits
$7M in loans

CenterState Bank of Florida, N.A.
6 Branches
$171M in deposits

2015

First Bank
8 Branches
Sarasota-Bradenton, FL
$154M in deposits
$32M in assets

The Bank of Georgia
FDIC-assisted transaction
7 Branches
$280M in deposits
$295M in assets

2016

American Enterprise Bank
2 Branches
Jacksonville, FL
$182M in deposits
$204M in assets
$22.7M in capital

Five Quarter Selected Highlights

(UNAUDITED) ($ in thousands, except per share data)	As of or for the Quarter Ended					Increase/(Decrease)	
	4Q 2016	1Q 2017	2Q 2017	3Q 2017	4Q 2017	3Q 2017	4Q2016
EARNINGS SUMMARY							
Interest income	$38,287	$37,642	$39,578	$39,105	$41,653	$2,548	$3,366
Interest expense	5,352	5,408	5,832	5,711	5,779	$68	$427
Net interest income	32,935	32,234	33,746	33,394	35,874	$2,480	$2,939
Provision for loan losses	2,485	2,100	750	1,425	-	($1,425)	($2,485)
Noninterest income	47,143	37,370	35,056	33,638	28,888	($4,750)	($18,255)
Noninterest expense	54,170	50,572	54,551	52,837	52,910	$73	($1,260)
Income tax expense	8,358	6,405	4,609	4,836	(591)	($5,427)	($8,949)
Net income	15,065	10,527	8,892	7,934	12,443	$4,509	($2,622)
PERFORMANCE:							
Earnings per common share - basic	$0.57	$0.40	$0.34	$0.30	$0.46	$0.16	($0.11)
Earnings per common share - diluted	0.57	0.40	0.33	0.30	0.46	$0.16	($0.11)
Book value per common share	13.78	14.09	14.21	14.47	14.86	$0.39	$1.08
Tangible book value per common share (1)	13.26	13.58	13.72	14.00	14.41	$0.41	$1.15
Return on average assets	1.37%	0.97%	0.78%	0.70%	1.10%	$0.00	($0.00)
Return on average shareholders' equity	16.90%	11.59%	9.58%	8.29%	12.63%	$0.04	($0.04)
Net interest margin	3.25%	3.21%	3.20%	3.20%	3.42%	$0.00	$0.00
Noninterest income to total revenue	55.18%	49.82%	46.97%	46.24%	40.95%	($0.05)	($0.14)
END OF PERIOD BALANCE SHEET SUMMARY:							
Total assets	$4,389,685	$4,531,057	$4,609,280	$4,505,423	$4,576,858	$71,435	$187,173
Loans, excluding Loans Held-for-Sale	3,302,264	3,354,926	3,332,132	3,409,707	3,580,966	$171,259	$278,702
Total loans	3,767,592	3,716,043	3,726,842	3,750,036	3,938,721	$188,685	$171,129
Total deposits	3,630,594	3,755,108	3,899,796	3,938,360	3,867,200	($71,160)	$236,606
Assets serviced for others	9,207,070	9,553,855	9,877,434	10,109,466	10,242,742	$133,276	$1,035,672
ASSET QUALITY RATIOS:							
Net charge-offs to average loans	0.29%	0.16%	0.09%	0.13%	0.11%	-0.02%	-0.18%
Allowance to period-end loans	0.90%	0.91%	0.91%	0.90%	0.83%	-0.07%	-0.07%
Adjusted Allowance to adjusted period-end loans (2)	1.38%	1.35%	1.30%	1.29%	1.16%	-0.13%	-0.22%
Nonperforming assets to total loans, ORE and repos (3)	1.33%	1.23%	1.15%	1.05%	1.06%	0.01%	-0.27%
NPA's/Assets (3)	0.92%	0.85%	0.78%	0.74%	0.78%	0.04%	-0.14%
Capital:							
Leverage ratio	8.58%	8.48%	8.36%	8.81%	8.85%	0.04%	0.33%
Common equity tier 1 (CET1) capital	8.35%	8.37%	8.61%	8.81%	8.86%	0.05%	0.62%
Tier 1 risk-based capital	9.46%	9.51%	9.76%	9.96%	10.00%	0.04%	0.65%
Total risk-based capital	12.11%	12.20%	12.47%	12.68%	12.65%	-0.03%	0.71%

(1) See non-GAAP reconciliation table in the appendix for a reconciliation to comparable GAAP measure.

(2) Adjusted Allowance to period end loans excludes indirect and acquired loans. See non-GAAP reconciliation table in the appendix for a reconciliation to the comparable GAAP measure.

(3) Excludes acquired loans and net of SBA and GNMA guarantees. See non-GAAP reconciliation table in the appendix for a reconciliation to the comparable GAAP measure.

Attractive & Growing Markets

- Largest Community Bank in ATL MSA
- Good beachhead in Jacksonville

Atlanta Market Share

2017 Rank	Parent Company Name	2017 Deposits ($000)	2017 Market Share (%)	Total Assets ($000)
1	SunTrust Banks Inc.	46,753,525	28.03	202,481,382
2	Bank of America Corp.	31,564,808	18.92	1,727,495,000
3	Wells Fargo & Co.	30,554,055	18.32	1,758,139,367
4	BB&T Corp.	7,997,667	4.79	215,274,000
5	Synovus Financial Corp.	4,912,264	2.94	30,534,286
6	JPMorgan Chase & Co.	4,351,579	2.61	2,286,960,211
7	Royal Bank of Canada	3,914,675	2.35	50,338,108
8	Regions Financial Corp.	3,689,682	2.21	123,716,371
9	**Fidelity Southern Corp.**	**3,062,430**	**1.84**	**4,604,369**
10	PNC Financial Services Group	2,801,009	1.68	361,210,826
11	Bank of the Ozarks	2,635,996	1.58	20,068,595
	Market Total	*$166,815,057*	*100*	*$8,852,835,922*

Out of 108 banks

Jacksonville Market Share

2017 Rank	Parent Company Name	2017 Deposits ($000)	2017 Market Share (%)	Total Assets ($000)
1	Bank of America Corp.	23,959,787	40.53	1,727,495,000
2	TIAA Board of Overseers	16,677,142	28.21	32,773,078
3	Wells Fargo & Co.	6,009,637	10.17	1,758,139,367
4	Banco Bilbao Vizcaya Argentaria	2,617,322	4.43	83,946,716
5	SunTrust Banks Inc.	1,996,529	3.38	202,481,382
6	Ameris Bancorp	1,463,446	2.48	10,064,377
7	Regions Financial Corp.	1,040,593	1.76	123,716,371
8	BB&T Corp.	709,136	1.20	215,274,000
9	JPMorgan Chase & Co.	522,299	0.88	2,286,960,211
10	Fifth Third Bancorp	520,219	0.88	138,697,934
14	**Fidelity Southern Corp.**	**429,771**	**0.73**	**4,604,369**
	Market Total	*$59,116,340*	*100*	*$8,851,385,962*

Out of 35 Banks

Orlando Market Share

2017 Rank	Parent Company Name	2017 Deposits ($000)	2017 Market Share (%)	Total Assets ($000)
1	SunTrust Banks Inc.	10,347,780	21.74	202,481,382
2	Bank of America Corp.	10,064,958	21.15	1,727,495,000
3	Wells Fargo & Co.	7,029,587	14.77	1,758,139,367
4	JPMorgan Chase & Co.	4,014,304	8.44	2,286,960,211
5	BB&T Corp.	2,011,509	4.23	215,274,000
6	Regions Financial Corp.	1,848,978	3.89	123,716,371
7	Fifth Third Bancorp	1,521,884	3.20	138,697,934
8	IBERIABANK Corp.	1,328,642	2.79	29,023,053
9	Seacoast Banking Corp. of Florida	952,946	2.00	5,823,100
10	CenterState Bank Corp.	809,671	1.70	9,890,371
31	**Fidelity Southern Corp.**	**80,639**	**0.17**	**4,604,369**
	Market Total	*$47,587,714*	*100*	*$8,236,337,519*

Out of 57 Banks

Bradenton Market Share

2017 Rank	Parent Company Name	2017 Deposits ($000)	2017 Market Share (%)	Total Assets ($000)
1	Bank of America Corp.	4,148,019	20.26	1,727,495,000
2	Wells Fargo & Co.	3,093,358	15.11	1,758,139,367
3	SunTrust Banks Inc.	2,178,688	10.64	202,481,382
4	JPMorgan Chase & Co.	1,365,783	6.67	2,286,960,211
5	BB&T Corp.	1,310,240	6.40	215,274,000
6	Fifth Third Bancorp	897,450	4.38	138,697,934
7	Home BancShares Inc.	584,546	2.85	13,995,211
8	Regions Financial Corp.	582,381	2.84	123,716,371
9	Bank of Montreal	541,183	2.64	106,199,846
10	Northern Trust Corp.	539,628	2.64	125,198,210
21	**Fidelity Southern Corp.**	**242,539**	**1.18**	**4,604,369**
	Market Total	*$20,475,663*	*100*	*$7,452,471,483*

Out of 41 Banks

Source – SNL Global Market Intelligence; data as of February 13, 2018

Deposit Portfolio Detail

Strong Core Deposit Base

Deposit Portfolio Composition

As of December 31, 2017



CD's > 250k
4.3%
CDs 100k-250k
9.2%
CDs <100K
10.4%
Demand
29.3%
MMDA & Sav.
34.5%
NOW $ Other Trans.
12.4%

Deposit Portfolio Highlights

- $2.9 billion core deposit funding
  - Represents 76% of total deposits
- Strong core deposit base with one of the lowest Betas for 2017 in the Southeast
- Well-diversified deposit base with strong growth trends in most markets
- Two year growth of 22%
  - FL franchise contributing to growth
- 4Q17 cost of deposits of 0.43%

($000s)	4Q16	1Q17	2Q17	3Q17	4Q17
Demand	$ 972,433	$ 1,011,495	$ 1,088,028	$ 1,119,995	$ 1,135,175
NOW $ Other Trans.	439,344	444,248	462,062	466,488	480,533
MMDA & Sav.	1,174,793	1,259,439	1,310,638	1,369,525	1,337,151
CDs <100K	490,601	479,997	486,359	448,285	402,432
CDs 100k-250k	389,690	392,945	387,434	375,076	355,675
CD's > 250k	171,172	173,011	170,241	166,075	165,811
Total Deposits	$ 3,638,033	$ 3,761,135	$ 3,904,762	$ 3,945,444	$ 3,876,777

Geographic Coverage

Commercial/Construction



AL
GA
FL

- Over 28 Commercial/ Construction Lenders
- Aggressively hiring more in all markets
- Focus on C&I, CRE Owner Occupied, Resi Constr. to builders and developers
- Disciplined underwriting that minimizes spec lending and L-T fixed
- Excellent credit quality

SBA



- 11 BDOs and aggressively hiring more for National presence
- 7(a), 504, and USDA B&I loans
- Hotels/Motels, Svc. Stations, Restaurants, Dentists, Child Care
- Top 3.5% of all SBA Lenders (USA)

Mortgage



VA
TN
NC
SC
AL
GA
FL

- 35 offices, 196 Lenders
- $2.8+ billion in production
- Strong presence and product set that attracts new talent in desired markets
- $8.9 billion loans serviced for others
- Efficient operating model
- 83% purchase money

Indirect (Dealer Services)

- Very scalable business model selling 30-40% of production with $1.2 billion In Production in 2017
- $1.1 billion loans serviced for others
- Experienced LOB since 1990
- Income from sales, fees and servicing income
- NCOs are approx. a third of industry average
- Managing 2018 production to help diminish portfolio concentration



TN
NC
SC
AR
MS
AL
GA
LA
FL

Loan Portfolio Detail

Loan Portfolio Composition

As of December 31, 2017



Agriculture / Farmland 0.1%
C&D 7.1%
HELOC 3.8%
1-4 Family 19.8%
Cons & Other 46.3%
Multifamily 0.1%
Owner-Occupied CRE 10.3%
Non-Owner Occ. CRE 8.4%
C&I 4.2%

Loan Portfolio Highlights

- Diversifying loan mix by investing more in the Commercial Banking business
  - De-emphasizing Indirect Auto as loan sale availability continues to be under pressure
- Have created good momentum in developing the Commercial Bank's organic total growth
- No purchase participations or syndicated loans; 100% organic growth
- Opportunities in CRE as Fidelity's percentage to capital is <130%; more small business lending from branch network and new lenders throughout the franchise

($000s)	4Q16	1Q17	2Q17	3Q17	4Q17
C&D	262,605	275,196	273,460	266,404	278,056
Agriculture / Farmland	5,246	5,288	5,252	4,919	5,159
HELOC	137,273	142,122	147,145	145,641	150,229
1-4 Family	667,766	650,093	737,572	732,523	781,573
Multifamily	8,020	3,213	3,148	2,834	2,710
Owner-Occupied CRE	383,351	381,293	384,327	397,745	404,765
Non-Owner Occ. CRE	317,939	325,999	329,866	321,755	329,625
C&I	169,313	181,565	177,400	161,016	164,377
Consumer & Other	1,816,079	1,751,274	1,668,672	1,717,199	1,822,227
Total Gross Loans	$ 3,767,592	$ 3,716,043	$ 3,726,842	$ 3,750,036	$ 3,938,721

Source: Call Report

Commercial and Construction Lending

- Proven track record
- Long history of Construction relationships with both small and large homebuilders
- Momentum building in growing commercial bank franchise
- Aggressively hiring experienced lenders in all markets
- Opportunities exist in CRE


Outstanding Balances as of Quarter End
$1,200
$1,000
$800
$600
$400
$200
$238.9
$249.5
$248.9
$243.6
$248.3
$784.7
$802.9
$796.7
$789.8
$811.2
4Q16
1Q17
2Q17
3Q17
4Q17
$ in 000's
Construction Loans
Commercial Loans

Commercial/Construction Production ($M)


$250
$200
$150
$100
$50
$-
$143.3
$169.9
$204.7
$174.3
$197.9
38% Quarterly Growth from 4Q16
4Q16
1Q17
2Q17
3Q17
4Q17
Construction
Commercial

SBA Lending

- Top 10 SBA 7(a) lender in Georgia
- Originate 7(a), 504, and USDA B&I loans nationwide
- Loan production of $105.1M and sales of $47.4M in 2017
- Servicing 656 loans totaling $423M, 519 sold loans with an average balance of $500K
- Aggressively hiring new lenders to help build out nationwide coverage

SBA Production and Sales ($M)



$50.0
$40.0
$30.0
$20.0
$10.0
$0.0
$23.2
$16.1
$16.6
$14.0
$33.0
$9.6
$15.3
$15.8
$40.2
$8.0
4Q16
1Q17
2Q17
3Q17
4Q17
Production
Sales

Mortgage Banking

- Originate single family residential mortgage loans in the Southeast & Mid-Atlantic regions
- 100% direct retail production
- Servicing retained on majority of production sold to FNMA, FHLMC, and GNMA
- Purchase money volume comprises 83% of production for Q4 17; well above the national average of 63%
- New talent in Florida and Carolinas markets generating consistent new growth
- #1 in Production and New Home Volume in Atlanta MSA (1)

Mortgage Production and Sales ($M)



$900
$800
$700
$600
$500
$400
$300
$200
$100
$0
$756.9
$758.8
$553.0
$566.0
$800.4
$689.1
$752.9
$731.6
$669.7
$602.2
4Q16
1Q17
2Q17
3Q17
4Q17
Production
Sales

(1)Source: Metrostudy ATL Housing Market Fourth Quarter 2017- Production Volume for 2017 and New Home Volume for Q4 2017

Indirect Auto Lending

- Business line since 1990
- Top 25 depository auto lender with one of the top performing asset qualities in the nation
- Continued focus on quality underwriting, compliance and profitability
- Strong credit characteristics and performance
- Strategic balance sheet asset and business
- Provides liquidity ($55+ million per month)
- Managing production to help minimize portfolio concentration

Indirect Auto Loan Production and Sales ($M)



$400
$350
$300
$250
$200
$150
$100
$50
$0
$269.1
$97.9
$316.5
$192.4
$249.7
$152.0
$256.1
$27.1
$345.0
$59.7
4Q16
1Q17
2Q17
3Q17
4Q17
Production
Sales

Annual Indirect Loan Production

Market forces driving less volume and fewer sales while credit quality remains strong

Indirect Loan Volume



Millions
$2,000
$1,500
$1,000
$500
$0
3.90 %
3.70 %
3.50 %
3.30 %
3.10 %
2.90 %
2.70 %
2013
2014
2015
2016
2017
Volume
Bank Buy Rate

Sales Statistics



Millions
$800
$700
$600
$500
$400
$300
$200
$100
$0
0.025
0.020
0.015
0.010
0.005
0.000
2013
2014
2015
2016
2017
Investor Volume
Average Gain on Sale

Average Credit Score & Bank Buy Rate



Average Credit Score
780
770
760
750
740
730
720
3.90%
3.70%
3.50%
3.30%
3.10%
2.90%
2.70%
2013
2014
2015
2016
2017
Average Credit Score
Bank Buy Rate

Indirect Loan Losses ($M)



Thousands
$1,200
$1,000
$800
$600
$400
$200
$0
$12
$10
$8
$6
$4
$2
$0
Thousands
4Q 13
4Q 14
4Q 15
4Q 16
4Q 14
Losses on Repos Sold
Average Loss Per Vehicle

Diversified Funding Sources

Bank Funding Sources
As of December 31, 2017



Retail CD's 20.8%
FHLB Advances 3.0%
Brokered CD's, 1.5%
Sub. Debt 2.9%,
Repo 0.6%
Non-Int Bearing 27.2%
Other Core Deposits 43.9%,

Liquidity Highlights

- $2.9 billion core deposit funding
  - Represents 71% of total funding
- Prudent debt management capability
  - Utilize funds from deposit campaigns to reduce wholesale funding
  - Since Dec. '16, Florida franchise deposits have increased $240+ million
- Significant untapped secured and unsecured borrowing capacity
  - Provides key sources of strength and liquidity
- $100 million in LION Shelf Registration
  - Debt or equity securities

Net Interest Income

NIM/Net Interest Income



$37,000
$36,000
$35,000
$34,000
$33,000
$32,000
$31,000
$30,000
$ in000's
3.75%
3.50%
3.25%
3.00%
2.75%
2.50%
$32,935
3.25%
4Q16
$32,234
3.21%
1Q17
$33,746
3.20%
2Q17
$33,394
3.20%
3Q17
$35,874
3.42%
4Q17

Key Drivers

- Stable Margin net of discounts on acquired loans
  - Accretable yield impact in 4Q17 was 12 bps

Yields and Costs

Loan Yield



4.50%
4.30%
4.10%
3.90%
3.70%
3.50%
3.90%
3.94%
4.04%
3.98%
4.03%
4Q 16
1Q 17
2Q 17
3Q 17
4Q17

Deposit Cost



0.50%
0.45%
0.40%
0.35%
0.30%
0.25%
0.38%
0.38%
0.41%
0.42%
0.43%
4Q 16
1Q 17
2Q 17
3Q 17
4Q17

Non-Interest Income

Diversified Revenue Sources

Non-Interest Income ($000)



$55
$50
$45
$40
$35
$30
$25
$20
$15
$10
$5
$-
$47.1
$37.4
$35.1
$33.6
$28.9
4Q16
1Q17
2Q17
3Q17
4Q17
Service Charges and Other Fees
Mortgage banking activities
Indirect lending activities
SBA lending activities
Other

- Top 5 mortgage lender in Atlanta
  - MSA valuations were more consistent during 2017
- Top 25 depository auto lender in the United States
- Top 10 SBA(7a) lender in Georgia
- Increasing servicing income as portfolio of loans serviced for others grows
- Wealth Management opportunities for increased fee generation
- Recent increase in service charges and fees on deposits of 15% - 20%

Non-Interest Expense

Infrastructure Investments Support Future Growth



Non-Interest Expense ($000)
$60
$50
$40
$30
$20
$10
$0
$54.2
$50.6
$54.6
$52.8
$52.9
4Q16
1Q17
2Q17
3Q17
4Q17
Compensation & Benefits
Mortgage Commissions
Occupancy
Professional & Other Services
Other

- **Commissions fluctuate with mortgage origination volume**
- **Professional fees up due to investments in technology and infrastructure development**
  - Key implementations expected to deploy in the near term, driving future growth
- **Salaries increase due to investment in Commercial, Construction, Mortgage and SBA Lending**
- **Investment in Business Banking, Treasury Management and Branch Network**

Relative Valuation


Price/Trailing EPS (x)
40.0
35.0
30.0
25.0
20.0
15.0
10.0
5.0
0.0
37.6
26.6
24.9
24.7
23.5
22.26
21.4
20.4
19.8
19.4
19.2
19.1
17.1
15.7
CCBG
ABCB
SBCF
STBZ
SFBS
Average
SYBT
TOWN
FCB
CHCO
BHRB
FBNC
RBCAA
LION


2.4
2.2
2.0
1.8
1.6
1.4
1.2
1.0
2016Q1 P/Tbook
2016Q2 P/Tbook
2016Q4 P/Tbook
2017Q2 P/Tbook
2017Q4 P/Tbook
Current P/Tbook
LION
Average


Price /Tangible book
4.00
3.50
3.00
2.50
2.00
1.50
1.00
0.50
0.00
3.61
2.95
2.49
2.44
2.43
2.21
2.19
2.19
2.12
2.10
2.05
1.67
1.55
1.35
1.28
1.23
SFBS
ABCB
CHCO
FBNC
SYBT
SBCF
FCB
TOWN
Average
STBZ
CCBG
LION
BHRB
HTBI
RBCAA
CARE


30.0
25.0
20.0
15.0
10.0
5.0
0.0
2016Q2 P/LTMEPS
2016Q4 P/LTMEPS
2017Q1 P/LTMEPS
2017Q4 P/LTMEPS
LION
Average

- **Future valuation opportunity available as strategic focus will drive a better loan mix**
- **Infrastructure enhancements to improve efficiency and effectiveness will continue during 2018**

Appendix

Non-GAAP Measures and Ratio Reconciliation

dollars in thousands	4Q 2015	1Q 2016	2Q 2016	3Q 2016	4Q 2016	1Q 2017	2Q 2017	3Q 2017	4Q 2017
Reconciliation of NPA's/ total loans, ORE and repos, excluding acquired Loans, SBA, GNMA									
Nonaccrual Loans	$ 27,128	$ 29,611	$ 33,435	$ 32,796	$ 35,358	$ 38,377	$ 37,894	$ 41,408	$ 47,012
Add: Loans Past Due 90 Days or More and Still Accruing	3,497	3,211	3,653	6,140	6,189	8,414	7,210	6,534	6,313
Add: Repossessions	1,560	1,751	1,067	1,747	2,274	1,654	1,779	2,040	2,392
Add: Other Real Estate	18,677	19,482	18,621	16,926	14,814	11,284	9,382	8,624	7,621
Nonperforming assets	**$50,862**	**$54,055**	**$56,776**	**$57,609**	**$58,635**	**$59,729**	**$56,265**	**$58,606**	**$63,338**
Less: Amount of repurchased government-guaranteed loans included in nonaccrual loans	(163)	(163)	(2,388)	(4,648)	(7,771)	(12,287)	(12,502)	(15,450)	(19,478)
Less: SBA guaranteed loans in non accrual	(2,853)	(2,812)	(3,829)	(5,685)	(4,248)	(3,373)	(2,949)	(2,145)	(1,652)
Less: Non Accrual Acquired Loans	(7,077)	(12,370)	(8,566)	(5,563)	(6,136)	(5,719)	(4,878)	(7,509)	(6,370)
NPA's, excluding acquired loans, SBA, GNMA	**$40,769**	**$38,710**	**$41,993**	**$41,713**	**$40,480**	**$38,350**	**$35,936**	**$33,502**	**$35,838**
Total Loans (excluding HFS)	2,896,948	3,092,632	3,190,707	3,332,311	3,302,264	3,354,926	3,332,132	3,409,707	3,580,966
Add: Total ORE	18,677	19,482	18,621	16,926	14,814	11,284	9,382	8,624	7,621
Add: Total Repos	1,560	1,751	1,067	1,747	2,274	1,654	1,779	2,040	2,392
Total Loans, ORE and Repos	**2,917,185**	**3,113,865**	**3,210,395**	**3,350,984**	**3,319,352**	**3,367,864**	**3,343,293**	**3,420,371**	**3,590,979**
Less: Acquired Loans	(199,870)	(303,981)	(290,712)	(290,819)	(275,515)	(258,366)	(230,256)	(216,994)	(196,565)
Total Loans, ORE and Repos Less Acquired Loans	**2,717,315**	**2,809,884**	**2,919,683**	**3,060,165**	**3,043,837**	**3,109,498**	**3,113,037**	**3,203,377**	**3,394,414**
NPA's/total loans, ORE and repos(GAAP)	**1.74%**	**1.74%**	**1.77%**	**1.72%**	**1.77%**	**1.77%**	**1.68%**	**1.71%**	**1.76%**
NPA's/total loans, ORE and repos, excluding acquired Loans, SBA, GNMA(Non-GAAP)	**1.50%**	**1.38%**	**1.44%**	**1.36%**	**1.33%**	**1.23%**	**1.15%**	**1.05%**	**1.06%**

Reconciliation of NPA's/ Assets, excluding acquired Loans, SBA, GNMA	4Q 2015	1Q 2016	2Q 2016	3Q 2016	4Q 2016	1Q 2017	2Q 2017	3Q 2017	4Q 2017
Total Assets	3,849,063	4,101,499	4,281,927	4,395,611	4,389,685	4,531,057	4,609,280	4,505,423	4,576,858
NPA's/Assets (GAAP)	**1.32%**	**1.32%**	**1.33%**	**1.31%**	**1.34%**	**1.32%**	**1.22%**	**1.30%**	**1.38%**
Adjusted NPA's/ Assets, excluding acquired Loans and net of SBA and GNMA(Non-GAAP) (1)	**1.06%**	**0.94%**	**0.98%**	**0.95%**	**0.92%**	**0.85%**	**0.78%**	**0.74%**	**0.78%**

(1) See above calculation for NPA's, excluding acquired loans, SBA, GNMA

Non-GAAP Measures and Ratio Reconciliation

dollars in thousands	4Q 2015	1Q 2016	2Q 2016	3Q 2016	4Q 2016	1Q 2017	2Q 2017	3Q 2017	4Q 2017
Reconciliation of NPL's/ Loans, excluding acquired Loans, SBA, GNMA									
Nonaccrual Loans	$27,128	$29,611	$33,435	$32,796	$35,358	$38,377	$37,894	$41,408	$47,012
Add: Loans Past Due 90 Days or More and Still Accruing	3,497	3,211	3,653	6,140	6,189	8,414	7,210	6,534	6,313
Total Non performing loans	**$30,625**	**$32,822**	**$37,088**	**$38,936**	**$41,547**	**$46,791**	**$45,104**	**$47,942**	**$53,325**
Less: Amount of repurchased government-guaranteed loans, primarily residential mortgage loans, included in nonaccrual loans	(163)	(163)	(2,388)	(4,648)	(7,771)	(12,287)	(12,502)	(15,450)	(19,478)
Less: SBA guaranteed loans in non accrual	(2,853)	(2,812)	(3,829)	(5,685)	(4,248)	(3,373)	(2,949)	(2,145)	(1,652)
Less: Non Accrual Acquired Loans	(7,077)	(12,370)	(8,566)	(5,563)	(6,136)	(5,719)	(4,878)	(7,509)	(6,370)
NPL's, excluding acquired loans, SBA, GNMA	**$20,532**	**$17,477**	**$22,305**	**$23,040**	**$23,392**	**$25,412**	**$24,775**	**$22,838**	**$25,825**
Total Loans (excluding HFS)	$2,896,948	$3,092,632	$3,190,707	$3,332,311	$3,302,264	$3,354,926	$3,332,132	3,409,707	3,580,966
Less: Acquired Loans	(199,870)	(303,981)	(290,712)	(290,819)	(275,515)	(258,366)	(230,256)	(216,994)	(196,565)
Total Loans (excluding HFS) less acquired loans	**$2,697,078**	**$2,788,651**	**$2,899,995**	**$3,041,492**	**$3,026,749**	**$3,096,560**	**$3,101,876**	**$3,192,713**	**$3,384,401**
NPL's/ Loans (GAAP)	**1.06%**	**1.06%**	**1.16%**	**1.17%**	**1.26%**	**1.39%**	**1.35%**	**1.41%**	**1.49%**
NPL's/ Loans, excluding acquired Loans, SBA, GNMA (Non-GAAP)	**0.76%**	**0.63%**	**0.77%**	**0.76%**	**0.77%**	**0.82%**	**0.80%**	**0.72%**	**0.76%**
Reconciliation of allowance to adjusted allowance:									
Allowance for loan losses (GAAP)	26,464	26,726	28,037	29,737	29,830	30,455	30,425	30,703	29,772
Less: allowance allocated to indirect auto loans	(8,338)	(8,289)	(8,564)	(9,400)	(9,522)	(9,442)	(9,767)	(10,116)	(10,258)
Less: allowance allocated to acquired loans	(613)	(682)	(682)	(800)	(284)	(284)	(284)	(159)	(209)
Adjusted allowance for loan losses (non-GAAP)	17,513	17,755	18,791	19,537	20,024	20,729	20,374	20,428	19,305
Reconciliation of total loans to adjusted total loans:									
Total loans, excluding Loans HFS	2,896,948	3,092,632	3,190,707	3,332,311	3,302,264	3,354,926	3,332,132	3,409,707	3,580,966
Less: indirect auto loans	(1,449,480)	(1,463,005)	(1,512,406)	(1,631,903)	(1,575,865)	(1,565,298)	(1,531,761)	(1,609,678)	(1,716,156)
Less: acquired loans	(199,870)	(303,981)	(290,712)	(290,819)	(275,515)	(258,366)	(230,256)	(216,994)	(196,565)
Adjusted total loans (non-GAAP)	1,247,598	1,325,646	1,387,589	1,409,589	1,450,884	1,531,262	1,570,115	1,583,035	1,668,245
Allowance to total loans (GAAP)	**0.91%**	**0.86%**	**0.88%**	**0.89%**	**0.90%**	**0.91%**	**0.91%**	**0.90%**	**0.83%**
Adjusted allowance to adjusted total loans (non-GAAP)	**1.40%**	**1.34%**	**1.35%**	**1.39%**	**1.38%**	**1.35%**	**1.30%**	**1.29%**	**1.16%**
Reconciliation of book value per common share to tangible book value per common share									
Shareholders' Equity	301,459	329,778	335,870	347,770	362,647	371,302	379,399	388,068	401,632
Less: Core Deposit Intangible	(7,093)	(8,112)	(7,809)	(7,617)	(7,196)	(6,855)	(6,514)	(6,172)	(5,853)
Less: Bank Charter Florida	(1,289)	(1,289)	(1,289)	(1,289)	(1,289)	(1,289)	(189)	(1,289)	(1,289)
Less: Goodwill	-	(4,832)	(5,238)	(5,095)	(5,164)	(5,164)	(5,164)	(5,164)	(5,164)
Adjusted Shareholder's Equity	**293,077**	**315,545**	**321,534**	**333,769**	**348,998**	**357,994**	**367,532**	**375,443**	**389,326**
End of Period Shares	23,140,774	25,440,701	25,509,216	26,117,927	26,318,400	26,358,620	26,702,665	26,815,287	27,019,201
Book Value per Share (GAAP)	13.03	12.96	13.17	13.32	13.78	14.09	14.21	14.47	14.86
Tangible Book Value per Share(Non-GAAP)	12.66	12.40	12.60	12.78	13.26	13.58	13.76	14.00	14.41

FIDELITY SOUTHERN CORPORATION

Positioning for Organic Growth and Selective Acquisitions

Palmer Proctor
President
Palmer.Proctor @LionBank.com
404.240.1525

Charlie Christy
EVP and CFO
Charlie.Christy@LionBank.com
404.240.1515